EXHIBIT 1.1

                                                               DRAFT 10/26/96





                          CITICORP SECURITIES, INC.
                            CHASE SECURITIES INC.

                      BRIDGESTONE/FIRESTONE MASTER TRUST

        $200,000,000 CLASS A ASSET BACKED CERTIFICATES, SERIES 1996-1 $ 28,205,129 CLASS B ASSET BACKED CERTIFICATES, SERIES 1996-1

                            UNDERWRITING AGREEMENT

                                                            November __, 1996

Citicorp Securities, Inc.,
     as Underwriter
399 Park Avenue
New York, New York 10043

Chase Securities Inc.,
     as Underwriter
270 Park Avenue
New York, New York  10017-2070



Ladies and Gentlemen:

     Firestone Retail Credit Corporation (the "Transferor"), on behalf of Bridgestone/Firestone Master Trust (the "Trust"), has filed a Registration Statement relating to the issuance and sale of Bridgestone/Firestone Master Trust Asset Backed Certificates, Series 1996-1, Class A and Class B (the "Offered Certificates"), having the principal amounts set forth above. The Bridgestone/ Firestone Master Trust, Series 1996-1, Collateral Interest (the "Collateral Interest") and Subordinated Transferor Certificate (the "Other Interests") will also be issued but will not be offered hereby. The Offered Certificates and the Other Interests are collectively known as the Series 1996-1 Certificates.

     The Transferor, as purchaser, and Credit First National Association ("CFNA"), as originator and seller, entered into a Purchase and Sale Agreement and several amendments thereto (the "Original Purchase Agreement") with Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"). Pursuant to the Original Purchase Agreement, CFNA sold to the Transferor all of its right, title and interest in and to all Receivables existing as of the date of such Original Purchase Agreement and agreed to sell all of its right, title and interest in and to all future Receivables created from time to time until the Final Trust Termination Date. The Transferor in turn transferred the Receivables to the Trust pursuant to a Pooling and Servicing Agreement, dated November 1, 1992 (the "Original Pooling Agreement"), by and among the Transferor, Bridgestone/Firestone, as servicer, and The Fuji Bank and Trust Company, as trustee (the "Trustee").

     In connection with the issuance of the Series 1996-1 Certificates, the Transferor, CFNA and Bridgestone/Firestone will enter into a Restated Purchase and Sale Agreement, dated as of October ___, 1996 (the "Purchase Agreement"). The Series 1996-1 Certificates will be issued pursuant to a Restated and Amended Pooling and Servicing Agreement, dated October ___, 1996 (the "PSA") and a Series 1996-1 Series Supplement, dated as of October ___, 1996 (the "Supplement"), each by and among the Transferor, Bridgestone/Firestone and the Trustee. The PSA and the Supplement are collectively referred to as the "Pooling and Servicing Agreement."

     The Series 1996-1 Certificates are entitled to the benefit of two letters of credit for the benefit of the holders of the Series 1996-1 Certificates and of other series of certificates issued by the Trust (an "Enhancement"). With respect to such Enhancement, the Transferor and Bridgestone/Firestone has entered into an agreement, as amended (the "Enhancement Agreement") by and between the Transferor, Bridgestone/Firestone and The Sumitomo Bank, Limited acting through its New York Branch (the "Enhancement Provider").

     In connection with the issuance of the Series 1996-1 Certificates, the Collateral Interest will be sold to the Collateral Interest Holder pursuant to a Loan Agreement, dated as of the Closing Date (the "Loan Agreement"), by and among the Transferor, the Servicer, the Trustee and the Collateral Interest Holder.

     Upon the issuance of the Series 1996-1 Certificates, the Trust will transfer the Series 1996-1 Certificates to the Transferor. The Transferor proposes to sell the Offered Certificates to Citicorp Securities, Inc. and Chase Securities Inc. (the "Underwriters"). The Series 1996-1 Certificates will represent an undivided interest in certain assets of the Trust and the Offered Certificates will be sold pursuant to this Agreement.

     Capitalized terms used herein without definition shall have the meanings set forth in the Pooling and Servicing Agreement.

     Section 1.  Representations and Warranties of the Transferor and
                 ----------------------------------------------------
Bridgestone/Firestone.  (a)  The Transferor represents and warrants to, and
---------------------
agrees with, the Underwriters as set forth in this Section 1(a). Certain terms used in this Section 1 are defined in paragraph (i) below.

     (i) The Transferor has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-07185) on Form S-1 under the Securities Act of 1933, as amended (the "Act"), including a related preliminary prospectus, for registration under the Act of the Offered Certificates. The Transferor may have filed one or more amendments to such registration statement, including the related preliminary prospectus, each of which amendments has previously been furnished to you. The Transferor will next file with the Commission either (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final prospectus) or (B) after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and
     424(b)(1) or (4) under the Act. In the case of clause (B), the Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to issuance, offering and sale of the Offered Certificates. As filed, such amendment and form of final prospectus shall include all Rule 430A Information, together with all other such required information with respect to the issuance, offering and sale of the Offered Certificates and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus that has previously been furnished to you) as the Transferor has advised you, prior to the Execution Time, will be included or made therein.

     The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Offered Certificates that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus relating to the Offered Certificates included in the Registration Statement at the Effective Date.

"Registration Statement" shall mean the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" means information with respect to the Offered Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the

     Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact and did not and will not omit to state any material fact therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the
     Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Transferor by or on behalf of the Underwriters specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

     (iii) As of the Closing Date, the representations and warranties of the Transferor in the Pooling and Servicing Agreement will be true and correct in all material respects.

     (iv) The Transferor is duly organized and validly existing as a corporation in good standing under the laws of the State of Massachusetts, has all requisite power and authority (corporate and other) to own its properties and conduct its business as presently conducted and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

     (v) The execution, delivery and performance by the Transferor of the Pooling and Servicing Agreement, the Purchase Agreement, the
     Participation Agreement, the Loan Agreement and the issuance of the Series 1996-1 Certificates and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary actions or proceedings and are legal, valid and binding obligations of the Transferor, enforceable against the Transferor except
     (y) the enforceability thereof may be subject to bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to creditors' rights generally and
     (z) as to enforceability, to general principles of equity (whether considered in a suit at law or in equity).

     (vi) This Agreement has been duly authorized, executed and delivered by the Transferor and constitutes a legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, subject (x) to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other similar laws now and hereafter in effect affecting creditors' rights generally, (y) as to enforceability, to general principles of equity (whether considered in a suit at law or in equity), and (z) as to enforceability may be limited under certain circumstances with respect to provisions indemnifying a party against liability where such indemnification is contrary to public policy under applicable securities laws.

     (vii) The performance by the Transferor of all of the provisions of its obligations under the Pooling and Servicing Agreement, the Purchase Agreement, the Participation Agreement, the Loan Agreement, the Enhancement Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or any order, decree or regulation applicable to the Transferor of any Federal or state court, regulatory board or body or administrative agency having jurisdiction over the Transferor or its property, nor will any such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Transferor.

     (viii) On the Closing Date, with respect to Receivables created on or prior to, and outstanding on, such date the Transferor (i) had good and marketable title to the Receivables transferred by it to the Trustee pursuant to the Original Pooling Agreement, free and clear of any Lien, except to the extent permitted in the Original Pooling Agreement, (ii) did not assign to any person any of its right, title or interest in such Receivables or in the Original Pooling Agreement, except (x) for its right, title and interest heretofore transferred to the Trustee pursuant to the Original Pooling Agreement and (y) for the rights transferred to Bridgestone/Firestone pursuant to the Participation Agreement and (iii) had the power and authority to transfer the Receivables to the Trust, and upon execution and delivery of the Original Pooling Agreement by the Trustee, the Trust obtained good and marketable title to, or a perfected first priority security interest in, the Receivables, free of Liens other than any Lien permitted under the Original Pooling Agreement. On any date on which any Receivables are created and transferred to the Transferor and transferred by the Transferor to the Trustee after the Closing Date, the Transferor shall be deemed to represent and warrant that it (i) will have good and marketable title to the Receivables being transferred by it to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any Lien, except to the extent permitted in the Pooling and Servicing Agreement, (ii) will not have assigned to any person any of its right, title or interest in such Receivables or in the Pooling and Servicing Agreement, except for its right, title and interest heretofore transferred to the Trustee pursuant to the Pooling and Servicing Agreement and except for the rights transferred to Bridgestone/Firestone pursuant to the Participation Agreement and (iii) will have the power and authority to transfer such Receivables to the Trust, and the Trust will have good and marketable title to, or a perfected first priority security interest in, the Receivables, free of Liens other than any Lien permitted under the Pooling and Servicing Agreement.

     (ix)   No  consent,  approval,  authorization,  order,  registration  or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement and the Series 1996-1 Certificates by the Transferor or the consummation by the Transferor of the transactions contemplated hereby and thereby, except such as have been obtained under the Act and such as may be required under the Securities Exchange Act of 1934 ("Exchange Act") and state securities or blue sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriters.

     (x) There is no action, suit or proceeding pending against or, to the knowledge of the Transferor, threatened against or affecting, the Transferor before any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which (a) is reasonably likely to materially adversely affect the business, financial position or results of operations of the Transferor, or (b) which is reasonably likely to result in any material provisions of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement, the Enhancement Agreement or the Series 1996-1 Certificates becoming invalid.

     (xi) The Transferor has authorized the purchase and conveyance of the Receivables to the Trust, and the Transferor has authorized the sale of the Offered Certificates to the Underwriters.

     (xii) Any taxes, fees and other governmental charges owed by the Transferor in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Enhancement Agreement, the Purchase Agreement and the Loan Agreement and the Series 1996-1 Certificates shall have been paid or will be paid by the Transferor (or by Bridgestone/Firestone on behalf of the Transferor) at or prior to the Closing Date to the extent then due.

     (xiii) The direction of the Transferor to the Trustee to authenticate the Series 1996-1 Certificates has been duly authorized by the Transferor, and when the Series 1996-1 Certificates have been duly and validly executed, authenticated and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and when the Offered Certificates have been sold to the Underwriters as provided herein, the Series 1996-1 Certificates will conform in all material respects to the descriptions thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits and security provided by the Pooling and Servicing Agreement.

     (xiv) This Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement, the Enhancement Agreement and the Series 1996-1 Certificates will conform in all material respects to the descriptions thereof in the Prospectus.

     (xv) Neither the Transferor nor the Trust will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").


     (xvi) Except as described in or contemplated by the Prospectus, subsequent to October __, 1996, there has not been any change in the capital stock of the Transferor, or any material adverse change, or any development involving a prospective material adverse change, which is reasonably likely to materially adversely affect the ability of the Transferor to perform its obligations under the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement or this Agreement.

     (b) Bridgestone/Firestone represents and warrants to, and agrees with, the Underwriters as set forth in this Section 1(b).

     (i) Bridgestone/Firestone is duly organized and validly existing as a corporation in good standing under the laws of the State of Ohio, and has all requisite power and authority to own its properties and conduct its business as presently conducted and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification and where the failure to be so qualified is reasonably likely to have a material adverse effect on the ability of Bridgestone/Firestone to perform its obligations under this Agreement, the Pooling and Servicing Agreement, the Participation Agreement or the Loan Agreement.

     (ii) As of the Closing Date, the representations and warranties of Bridgestone/Firestone in the Pooling and Servicing Agreement will be true and correct.

     (iii) The execution, delivery and performance by Bridgestone/Firestone of the Pooling and Servicing Agreement, the Purchase Agreement and the Loan Agreement and the issuance of the Series 1996-1 Certificates and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and are legal, valid and binding obligations of Bridgestone/Firestone, enforceable against Bridgestone/Firestone except
     (y) the enforceability thereof may be subject to bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to creditors' rights generally and
     (z) as to enforceability, to general principles of equity (whether considered in a suit at law or equity).

     (iv) This Agreement has been duly authorized, executed and delivered by Bridgestone/Firestone and constitutes a legal, valid and binding agreement of Bridgestone/Firestone, enforceable against Bridgestone/Firestone in accordance with its terms, subject (x) to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other similar laws now and hereafter in effect affecting creditors' rights generally, (y) as to enforceability, to general principles of equity (whether considered in a suit at law or in equity), and (z) as to enforceability may be limited under certain circumstances with respect to provisions indemnifying a party against liability where such indemnification is contrary to public policy under applicable securities laws.


     (v) The performance by Bridgestone/Firestone of all of the provisions of its obligations under the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement, the Enhancement Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Bridgestone/Firestone is a party or by which Bridgestone/Firestone is bound or to which any of its property or assets is subject, or any order, decree or regulation applicable to Bridgestone/Firestone of any Federal or state court, regulatory board or body or administrative agency having jurisdiction over Bridgestone/Firestone or its property, nor will any such action result in any violation of the provisions of the certificate of incorporation or by-laws of Bridgestone/Firestone.

     (vi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement, the Pooling and Servicing Agreement, the Participation Agreement, the Loan Agreement, the Enhancement Agreement and the Certificates by Bridgestone/Firestone or the consummation by Bridgestone/Firestone of the transactions contemplated hereby and thereby, except such as have been obtained under the Act and such as may be required under the Exchange Act and state securities or blue sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriters.

     (vii) Except as described or referred to in the Prospectus, there is no action, suit or proceeding pending against or, to the knowledge of Bridgestone/Firestone, threatened against or affecting, Bridgestone/ Firestone before any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which
     (a)  is reasonably likely to materially  adversely affect  the  business,
     financial  position   or  results   of  operations   of Bridgestone/
     Firestone, or (b) is reasonably likely to result in any material provisions of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Participation Agreement, the Loan Agreement, the Enhancement Agreement or the Series 1996-1 Certificates becoming invalid.

     (viii) Any taxes, fees and other governmental charges owed by Bridgestone/Firestone in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Participation Agreement, the Loan Agreement and the Enhancement Agreement shall have been paid or will be paid by Bridgestone/Firestone at or prior to the Closing Date to the extent then due.

     (ix)    The  Series  1996-1   Certificates  will  be  duly  and  validly
     authorized, and when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will conform in all material respects to the descriptions thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits and security provided by the Pooling and Servicing Agreement.

     (x) This Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement, the Enhancement Agreement and the Series 1996-1 Certificates will conform in all material respects to the descriptions thereof in the Prospectus.

     (xi) The Trust will not be subject to registration as an "investment company" under the 1940 Act.

     (xiv) Except as described in or contemplated by the Prospectus, subsequent to October __, 1996, there has not been any material adverse change, or any development involving a prospective material adverse change, which is reasonably likely to materially adversely affect the business, management, financial position, net worth, results of operations or prospects of Bridgestone/Firestone.

     Section 2.  Purchase and Sale.  Subject to the terms and conditions and
                 -----------------
in reliance upon the covenants, representations and warranties herein set forth, the Transferor agrees to sell to the Underwriters, and each of the Underwriters, severally and not jointly, agree to purchase from the Transferor, at the purchase price described herein, the respective principal amount of the Offered Certificates set forth opposite the name of each Underwriter on Schedule A hereto. The purchase price for the Class A Certificates shall be equal to _______% of the aggregate initial principal amount thereof. The purchase price for the Class B Certificates shall be
equal to ______% of the  aggregate initial principal amount thereof.   There
will be added to the purchase price of the Offered Certificates an amount equal to interest accrued thereon pursuant to the terms thereof from _______, 1996.

     Section 3.  Delivery and Payment.  Delivery of and payment for the
                 --------------------
Offered Certificates shall be made at the offices of Brown & Wood LLP on November __, 1996, or at such later date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters, the Transferor and Bridgestone/Firestone (such date and time of delivery and payment for the Offered Certificates being hereinafter referred to as the "Closing Date"). Delivery of the Offered Certificates shall be made against payment by the Underwriters of the purchase price therefor to or upon the order of the Transferor by one or more wire transfers or checks in Federal (same day) Funds. The Offered Certificates to be so delivered will initially be represented by one or more Offered Certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interests of beneficial owners of the Offered Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates representing the Offered Certificates will be available only under limited circumstances.

     Section 4.  Offering by Underwriters.  It is understood that you propose
                 ------------------------

to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

     Section 5.  Agreements.  (a) The Transferor covenants and agrees with
                 ----------
the Underwriters that:

     (i) The Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will promptly notify the Underwriters of such timely filing. The Transferor will promptly advise the Underwriters (A) when the Registration Statement, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b),
     (C) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or
     the institution  or threat of  any proceeding for  that purpose.   The
     Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy of the proposed amendment or supplement has been furnished to you a reasonable time in advance of such filing, and it will not file any such amendment or supplement to which the Underwriters or their counsel shall reasonably object. The Transferor will promptly advise the Underwriters of the institution by the Commission of any stop order proceeding with respect to the Registration Statement and will use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (ii) If, at any time when a Prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs as a result of which such Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to supplement such Prospectus to comply with the Act or the rules thereunder, the Transferor promptly will prepare and file with the Commission, subject to paragraph (i) of this Section 5, a supplement that will correct such statement or omission or an amendment that will effect such compliance. Consent by the Underwriters to any such supplement or amendment shall not constitute a waiver of any of the conditions set forth in Section 6 hereof.

     (iii) As soon as practicable, the Transferor will make generally available to Certificateholders and to you all financial reports and information required to be provided to Certificateholders pursuant to the terms of the Pooling and Servicing Agreement.

     (iv)   The Transferor will furnish  to the Underwriters and  counsel for the Underwriters, without charge, a signed copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters may be required by the Act, as many copies  of  each Preliminary  Prospectus  and  the  Prospectus  and  any supplement thereto as the Underwriters may reasonably request. If necessary, the Transferor will furnish or cause to be furnished to you copies of all reports on Form SR required by Rule 463 under the Act.

     (v) The Transferor will arrange or cooperate in the arrangements for the qualification of the Offered Certificates for sale under the blue sky laws of such jurisdictions as you may designate, will maintain such qualifications in effect so long as the Prospectus is required to be delivered under the Act; provided that the Transferor shall not be required to qualify as a foreign corporation in any jurisdiction or shall not be required to consent to service of process in any jurisdiction other than with respect to a claim arising out of or in connection with the offering or sale of the Offered Certificates.

     (vi) For so long as the Offered Certificates are outstanding, the Transferor will furnish to you (A) as soon as practicable after the end of each fiscal year, all documents required to be distributed to
     Certificateholders or filed with the Commission and (B) as soon as practicable after filing, such other publicly available document concerning the Transferor filed by the Transferor with any government or regulatory authority, as you may reasonably request. If required by
     Section 12(g) of the Securities Exchange Act of 1934, the Transferor will register the Offered Certificates under the Exchange Act within 120 days after the end of the fiscal year of the Trust during which the offering of the Offered Certificates to the public occurred.

     (vii) To the extent, if any, that any rating provided with respect to the Offered Certificates set forth in Section 6(p) hereof is conditional upon the furnishing of documents reasonably available to the Transferor, the Transferor shall furnish such documents.

     (b) Bridgestone/Firestone covenant and agree with the Underwriters, with respect to the Series 1996-1 Certificates, that:

     (i) Bridgestone/Firestone will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), Bridgestone/ Firestone will cause the Prospectus to be filed, properly completed, pursuant to Rule 424(b) within the time period prescribed and will promptly notify the Underwriters of such timely filing. Bridgestone/Firestone will promptly advise the Underwriters (A) when the Registration Statement, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (C) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose. Bridgestone/Firestone will not cause any amendment of the Registration Statement or supplement to the Prospectus to be filed unless a copy has been furnished to you a reasonable time in advance of such filing, and will not file any such amendment or supplement to which the Underwriters or their counsel shall reasonably object. Bridgestone/Firestone will promptly advise the Underwriters of the institution by the Commission of any stop order proceeding with respect to the Registration Statement of which it has knowledge and use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (ii) If, at any time when a Prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs with respect to the Series 1996-1 Certificates, as a result of which such Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement such Prospectus to comply with the Act or the rules thereunder, Bridgestone/Firestone promptly will prepare and use its best efforts to cause to be filed with the Commission, subject to paragraph (i) of this
     Section 5(b), a supplement that will correct such statement or omission or an amendment that will effect such compliance.

     (iii) If the Transferor has not done so, Bridgestone/Firestone will furnish to the Underwriters and counsel for the Underwriters, without charge, a signed copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the
     Underwriters     may    reasonably     request.         If    necessary,
     Bridgestone/Firestone will furnish or cause to be furnished to you copies of all reports on Form SR required by Rule 463 under the Act.

     (iv) To the extent, if any, that any rating provided with respect to the Offered Certificates set forth in Section 6(p) hereof is conditional upon the furnishing of documents reasonably available to Bridgestone/Firestone, Bridgestone/Firestone shall furnish such documents.

     Section 6.  Conditions of Underwriters' Obligation.  The obligation of
                 --------------------------------------
the Underwriters to purchase and pay for the Offered Certificates on the Closing Date shall be subject to the accuracy of the representations and warranties of the Transferor and Bridgestone/Firestone contained herein as of the Execution Time and the Closing Date, to the performance by the Transferor and Bridgestone/Firestone of their obligations hereunder and to the following additional conditions:

     (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than (i) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurs at or prior to 3:00 p.m., New York City time, on such date or (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurs after 3:00 p.m., New York City time, on such date; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus, and any supplements thereto, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or Bridgestone/Firestone, threatened by the Commission.

     (b) The Transferor shall have delivered to you a certificate, dated the Closing Date, signed by an authorized signatory to the effect that the signer of such certificate has carefully examined the Underwriting Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Participation Agreement, the Loan Agreement, the Enhancement Agreement and any other documents to which the Transferor is a party, the Prospectus (and any supplements thereto) and the Registration Statement and that:

     (i) the representations and warranties of the Transferor in this Agreement are true and correct at and as of the Closing Date as if made on and as of the Closing Date (except to the extent they expressly relate to an earlier date, in which case the representations and warranties of the Transferor are true and correct as of such earlier date);

     (ii) the Transferor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date; and

     (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the signer, threatened by the Commission.

     (c) Bridgestone/Firestone shall have delivered to you a certificate, dated the Closing Date, signed by an authorized signatory to the effect that the signer of such certificate has carefully examined the Underwriting Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Loan Agreement, the Enhancement Agreement and any other documents to which it is a party, the Prospectus (and any supplements thereto) and the Registration Statement and that:

     (i) the representations and warranties of Bridgestone/Firestone in this Agreement are true and correct at and as of the Closing Date as if made on and as of the Closing Date (except to the extent they expressly relate to an earlier date, in which case the representations and warranties of Bridgestone/Firestone are true and correct as of such earlier date);

     (ii) Bridgestone/Firestone has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date; and


     (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the signer, threatened by the Commission.

     (d) CFNA shall have delivered to you a certificate, dated the Closing Date, signed by an authorized signatory to the effect that the signer of such certificate has carefully examined the Underwriting Agreement and the Purchase Agreement and any other documents to which it is a party, the Prospectus (and any supplements thereto) and the Registration Statement and that the representations and warranties of CFNA in the Purchase Agreement are true and correct at and as of the Closing Date as if made on and as of the Closing Date (except to the extent they expressly relate to an earlier date, in which case the representations and warranties of CFNA are true and correct as of such earlier date);

     (e) The Underwriters shall have received an opinion of Stroock & Stroock & Lavan, special counsel to Bridgestone/Firestone, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, substantially to the effect that:

     (i)    Each  of  the  Pooling  and  Servicing  Agreement,  the  Purchase
     Agreement, the Participation Agreement, the Loan Agreement and this Agreement is a valid and binding obligation of the Transferor and Bridgestone/Firestone enforceable against each of the Transferor and Bridgestone/Firestone in accordance with its terms, subject to
     (I) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and court decisions with respect thereto;
     (II) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity; (III) to limitations or public policy under applicable securities laws as to rights of indemnity and contributions thereunder.

     (ii) The Series 1996-1 Certificates, when executed and authenticated as specified in the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, will be validly issued and entitled to the benefits of the Pooling and Servicing Agreement.

     (iii) The Pooling and Servicing Agreement creates a valid security interest in favor of the Trustee in the Receivables and other property included in the Trust on the date hereof, which security interest of the Trustee in the Receivables and the Trust will be perfected and will constitute a first perfected security interest upon the filing of the UCC-1 financing statement (the "Financing Statement") in respect of the Receivables in the offices of the (Secretary of State) of Massachusetts (and the timely filing of continuation statements with respect to such Financing Statement); provided, however, that such counsel may take customary exceptions acceptable to you.

     (iv) No consent, approval, authorization or order of, or filing with, any New York (or Massachusetts) governmental agency or body having jurisdiction over the Transferor is required for the valid authorization, issuance and sale of the Series 1996-1 Certificates, except for (a) filings of Uniform Commercial Code financing statements with respect to the transfer of the Receivables from the Transferor to the Trust pursuant to the Pooling and Servicing Agreement; (b) such other consents, approvals, authorizations, order or filings as have been obtained, and (c) such consents, approvals, authorizations, order or filings as may be required under the securities or blue sky laws of any jurisdiction, as to which no opinion need be expressed.

     (v) The Registration Statement has become effective under the Act. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefore have been initiated or threatened by the Commission.

     (vi) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

     (vii) The Trust created by the Pooling and Servicing Agreement is not, and will not solely as a result of the offer and sale of the Offered Certificates as contemplated in the Prospectus and in this Agreement become, an "investment company" as such term is defined in the 1940 Act.

     (viii) The statements in the Prospectus under the caption "Description of the Offered Certificates and the Agreement," insofar as such statements purport to summarize certain provisions of the Offered Certificates and the Pooling and Servicing Agreement, fairly summarize such provisions.

     (ix) The Registration Statement and the Prospectus (other than the financial statements and other financial, statistical and numerical information included or incorporated by reference therein, in each case as to which no opinion need be rendered) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Regulations thereunder.

     Such counsel shall deliver to you such additional opinions addressing the transfer of the Receivables by the Transferor to the Trustee of its right, title and interest in and to the Receivables and other property included in the Trust on the Closing Date as may be required by each Rating Agency rating the Series 1996-1 Certificates.

     Such counsel shall state that it has participated in conferences with representatives of Bridgestone/Firestone, CFNA and with your representatives, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although it is no passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent set forth in paragraph (viii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of Bridgestone/Firestone and CFNA), no facts have come to its attention which would lead it to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, contains any untrue statement of a material fact necessary or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements and other financial and statistical information contained in or incorporated by reference into the Registration Statement or the Prospectus.

     (f) the Underwriters shall receive an opinion of Saul Solomon, General Counsel to Bridgestone/Firestone dated the Closing Date and satisfactory in form and in substance to the Underwriters and counsel to the Underwriters substantially to the effect that:

     (i) Bridgestone/Firestone has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Ohio.

     (ii) Bridgestone/Firestone has the corporate power and corporate authority to carry on its business as described in the Prospectus and to own and operate its properties in connection therewith, and had at all relevant times and now has, the power, authority and legal right to service the Receivables.

     (iii) Bridgestone/Firestone is qualified to do business, and is in good standing, as a foreign corporation in the State of Tennessee.

     (iv) Each of the Pooling and Servicing Agreement, the Participation Agreement, the Purchase Agreement and the Loan Agreement has been duly authorized, executed and delivered by Bridgestone/ Firestone.

     (v) The execution and delivery by Bridgestone/Firestone of the Pooling and Servicing Agreement, the Participation Agreement, the Purchase Agreement and the Loan Agreement and the signing of the Registration Statement are within the corporate power of Bridgestone/Firestone and have been duly authorized by all necessary corporate action on the part of Bridgestone/Firestone; neither the issue and sale of the Series 1996-1 Certificates nor the consummation of the transactions contemplated herein nor the fulfillment of the terms hereof will, to the best of my knowledge, conflict with or constitute a breach of, or default under, or, other than the security interest created by the Purchase Agreement or the Pooling and Servicing Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Bridgestone/ Firestone pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instruments to which Bridgestone/Firestone is a party or by which it is bound or to which the property or assets of Bridgestone/ Firestone are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by Bridgestone/ Firestone to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of Bridgestone/Firestone or, to the best of such counsel's knowledge, any administrative or court decree.


     Such counsel shall also state that in connection with the preparation of Registration Statement No. 33-07185 (the "Registration Statement") and the Prospectus (the "Prospectus") contained therein, he has participated in conferences with representatives of CFNA, the Underwriter and counsel to the Underwriter at which the contents of the Registration Statement and the Prospectus were discussed. In such discussion, nothing has come to my attention which would lead me to believe that either the Registration Statement, as of its effective date or the Prospectus, as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they have made, not misleading. In making the above statements, I assume no responsibility for factual accuracy, completeness or fairness of the statements contained in the Registration Statement or in the Prospectus and I have made no independent check or verification for the purpose of expressing such statements. Furthermore, I am not expressing any view whatsoever with respect to the financial and statistical data included in the Registration Statement and Prospectus.

     (g) The Underwriters shall receive an opinion of Ropes & Grey, counsel to the Transferor dated the Closing Date and satisfactory in form an in substances to the Underwriters and counsel to the Underwriters substantially to the effect that:

     (i)  The Transferor has been duly organized and is validly existing as a
     corporation  in   good  standing  under   the  laws  of  the   State  of
     Massachusetts.

     (ii) The Transferor has all the requisite corporate power and authority to carry on its business as described in the Prospectus and to own and operate its properties in connection therewith, and had at all relevant times and now has, the power and authority to acquire and own the Receivables.

     (iii) Each of the Pooling and Servicing Agreement, the Purchase Agreement, the Participation Agreement, the Loan Agreement and this Agreement has been duly authorized, executed and delivered by the Transferor.

     (iv) The execution and delivery by the Transferor of this Agreement, the Pooling and Servicing Agreement, the Participation Agreement, the Purchase Agreement and the Loan Agreement and the signing of the Registration Statement by the Transferor are within the corporate power of the Transferor and have been duly authorized by all necessary corporate action on the part of the Transferor; and neither the issue and sale of the Series 1996-1 Certificates, nor the consummation of the transactions contemplated herein nor the fulfillment of the terms hereof will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or other than the security interest created by the Purchase Agreement or the Pooling and Servicing Agreement, result in the crease or imposition of any lien, charge or encumbrance upon any property or assets of the Transferor pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Transferor is bound or to which the property or assets of the Transferor are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Transferor to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Transferor or, to the best of such counsel's knowledge, any administrative or court decree.

     (v) The Series 1996-1 Certificates have been duly authorized by the Transferor.

     (h) The Underwriters shall receive an opinion of (counsel to CFNA), dated the Closing Date and satisfactory in form and in substance to the Underwriters and counsel to the Underwriters, substantially to the effect that:

     (i) CFNA has been duly organized and is validly existing as a (national banking association).

     (ii) CFNA has the corporate power and corporate authority to carry on its business as described in the Prospectus and to own and operate its properties in connection therewith, and had at all relevant times and now has, the power, authority and legal right to create and own the Receivables.

     (iii) The Purchase Agreement has been duly authorized, executed and delivered by CFNA, and is a valid and binding obligation of CFNA enforceable against CFNA in accordance with its terms, except for (a) filings of Uniform Commercial Code financing statements with respect to the transfer of the Receivables from CFNA to the Transferor pursuant to the Purchase Agreement; (b) such other consents, approvals, authorizations, order or filings as have been obtained, and (c) such consents, approvals, authorizations, order or filings as may be required under the securities or blue sky laws of any jurisdiction, as to which no opinion need be expressed.

     (iv) The execution and delivery by CFNA of the Purchase Agreement is within the corporate power of CFNA and have been duly authorized by all necessary corporate action on the part of CFNA; will not, to the best of our knowledge, conflict with or constitute a breach of, or default under, or, other than the security interest created by the Purchase Agreement result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CFNA pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instruments to which CFNA is a party or by which it is bound or to which the property or assets of CFNA are subject (which such contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by CFNA to us), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of CFNA or, to the best of such counsel's knowledge, any administrative or court decree.

     Such counsel shall deliver to you such additional opinions addressing the transfers of the Receivables by CFNA to the Transferor of its right, title and interest and to the Receivables and other property transferred to the Transferor on the Closing Date as may be required by each Rating Agency rating the Series 1996-1 Certificates.

     (i) The Underwriters shall have received from Brown & Wood LLP, in its capacity as counsel for the Underwriters, a favorable opinion dated the
Closing Date, with respect to the issuance and sale of the Offered Certificates, the Pooling and Servicing Agreement, the Registration Statement, the Prospectus and such other related matters as the Underwriters may reasonably require, including:

     (i) The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than financial, numerical and statistical information contained therein as to which such counsel need express no opinion), at the time the Registration Statement became effective, complied as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

     (ii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

     (iii) The Trust is not now, and following the sale of the Series 1996-1 Certificates to the Underwriters will not be, required to be registered under the Investment Company Act of 1940, as amended.

     In giving its opinion, Brown & Wood LLP may rely as to matters involving the application of laws of any jurisdiction other than the State of New York, the United States or the General Corporation Law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable, and as to matters of fact, to the extent deemed proper and as stated therein on certificates of responsible officers of the Trust, Transferor, Bridgestone/Firestone, Citicorp and public officials. References to the Prospectus in this paragraph (h) include any supplements thereto.

     (j) The Underwriters shall have received an opinion or opinions of _________________, special counsel for the Transferor, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, with respect to certain matters relating to the transfer of the Receivables to the Trust, with respect to the perfection of the Trust's interest in the Receivables and certain other matters relating to the applicable Enhancement, if any, in a form previously approved by you and your counsel. In addition, the Underwriters shall have received a reliance letter with respect to any opinion that the Transferor is required to deliver to the Rating Agency.

     (k) The Underwriters shall have received an opinion from Brown & Wood LLP, special tax counsel to the Transferor, with respect to the Federal income tax treatment of the Certificates in form and substance satisfactory to the Underwriters. The Underwriters shall have also received an opinion of Jones, Day, Reavis & Pogue, special Ohio tax counsel to the Transferor, with respect to treatment of the Certificates under the Ohio corporation franchise tax measured by net income in form and substance satisfactory to the Underwriters.

     (l) The Underwriters, Transferor and Bridgestone/Firestone shall have received an opinion of Shearman and Sterling, counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters and to the Transferor and Bridgestone/Firestone and their counsel, to the effect that:

     (i) The Trustee has been duly incorporated and is validly existing as a banking corporation under the laws of the State of New York, and has the power and authority (corporate and other) to enter into, and to take all action required of it under the Pooling and Servicing Agreement.

     (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and each of the documents comprising the Pooling and Servicing Agreement constitutes a legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, liquidation, reorganization, moratorium or other similar laws affecting the enforce-ment of rights of creditors against the Trustee generally, as such laws would apply in the event of bankruptcy, insolvency, fraudulent transfer, liquidation or reorganization or any moratorium or similar occurrence affecting the Trustee, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (iii) The Series 1996-1 Certificates have been duly authenticated and delivered by the Trustee.

     (iv) The execution and delivery of the Pooling and Servicing Agreement by the Trustee and the performance by the Trustee of the terms of each do not conflict with or result in a violation of (A) any law of the United States of America or the State of New York or any regulation governing the banking or trust powers of the Trustee, or (B) the Organization Certificate or by-laws of the Trustee.

     (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with its execution and delivery of the Pooling and Servicing Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement.

     (m) The applicable rating agencies shall have affirmed the rating of the Bridgestone/Firestone Master Trust, Series 1992-B Certificates.

     (n) The Class A Certificates shall be rated at least "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and "Aaa" by Moody's Investors Service, Inc. ("Moody's"). The Class B Certificates shall be rated at least "A" by S&P and "A3" by Moody's. Neither S&P nor Moody's shall have placed the Offered Certificates under review with possible negative implications.


     (o) You shall have received from Deloitte & Touche or other independent certified public accountants acceptable to you, a letter, dated as of the date hereof and as of the applicable Closing Date, delivered at such times, in the form heretofore agreed to.

     (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust, the Transferor or Bridgestone/Firestone, the effect of which, in any case referred to above, taken as a whole from that set forth in or contemplated by the Registration Statement or the Prospectus (as amended to the date hereof), which is, in the reasonable judgment of the Underwriters (after consultation with the Transferor and Bridgestone/Firestone), so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Offered Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

     (q) The Underwriters and counsel for the Underwriters shall have received such information, opinions, certificates and documents as the Underwriters or counsel for the Underwriters may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all your obligations hereunder may be canceled at, or at any time prior to, the Closing Date by you. Notice of such cancellation shall be given to the Trust, the Transferor and Bridgestone/Firestone in writing or by telephone or telegraph confirmed in writing.

     Section 7.  Expenses; Reimbursement of Expenses.  (a) The Transferor
                 -----------------------------------
will pay all expenses incidental to the performance of the obligations under this Agreement, including, without limitation, (i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement, (iii) any fees charged by any rating agency for the rating of the Series 1996-1 Certificates, (iv) any expenses (not including fees and disbursements of counsel) incurred by the Underwriters in connection with qualification of the Series 1996-1
Certificates  for  sale   under  the  laws  of  such   jurisdictions  as  the
Underwriters designates, (v) the fees and expenses of the Trustee and its counsel and (vi) the fees and expenses of Brown & Wood LLP, as special federal income tax counsel to the Transferor (it being understood that, except as provided in Sections 7 and 8 hereof, the Underwriters will pay its own expenses, the fees and expenses of Brown & Wood LLP in its role as counsel for the Underwriters).

     (b) If the sale of the Offered Certificates provided for herein is not consummated because any condition to your obligations set forth in Section 6 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Transferor or Bridgestone/Firestone to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Transferor and Bridgestone/Firestone, jointly and severally, will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Series 1996-1 Certificates.

     Section 8.  Indemnification and Contribution.  (a)  The Transferor and
                 --------------------------------
Bridgestone/Firestone, jointly and severally, agree to indemnify and hold harmless the Underwriters and each person who controls the Underwriters within the meaning of the Act against any and all losses, claims, damages or liabilities to which it may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, with respect to the Transferor and Bridgestone/Firestone contained in the Registration Statement for the registration of the Offered Certificates as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Transferor, nor
        --------  -------
Bridgestone/Firestone will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Transferor or Bridgestone/Firestone by or on behalf of the Underwriters specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any untrue statement or omission in any Preliminary Prospectus or the Prospectus shall not inure to the benefit of the Underwriters (or any person controlling any of the Underwriters) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Certificates which is the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented), excluding documents incorporated therein by reference at or prior to the confirmation of the sale of the Offered Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus
was corrected  in the Prospectus (or the Prospectus as supplemented).   This
indemnity agreement is independent of any liability which the Transferor or Bridgestone/Firestone may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Transferor or Bridgestone/Firestone, each of their respective directors, each of the officers who signs the Registration Statement, and each person who controls either the Transferor or Bridgestone/Firestone within the meaning of the Act, to the same extent as the foregoing indemnities from the

Transferor and Bridgestone/Firestone to the Underwriters, including the reimbursement of each indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only with reference to written information relating to such Underwriter furnished to the Transferor or Bridgestone/Firestone by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The Transferor and Bridgestone/Firestone each acknowledge that the statements relating to the Underwriters and this Agreement set forth in the (last paragraph of the cover page), and the statements under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and the Underwriters confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party
otherwise  than under this  Section 8.   In case  any such  action is brought
against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with
any  other  indemnifying   party  similarly  notified,  to   appoint  counsel
reasonably   satisfactory  to  such   indemnified  party  to   represent  the
indemnified party in such action; provided, however, that if the defendants
                                  --------  -------
in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional in any material respect to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on
behalf  of such indemnified  party or parties.   After notice from the
indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently  incurred  by  such indemnified  party  in  connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that such liability shall be  only in respect  of the  counsel referred  to  in
such  clause (i)  or (ii).    It is understood, however, that the
indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph
(a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action.


     (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraphs (a) and (b) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Transferor and Bridgestone/Firestone, on the one hand, and the Underwriters, on the other, shall contribute to the losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Transferor and Bridgestone/Firestone and the Underwriters may be subject in such proportion so that the Underwriters are
responsible  for  that  portion  represented  by  the  percentage   that  the
underwriting discount appearing on the cover page  of the Prospectus bears to
the   public  offering  price  appearing   thereon  and  the  Transferor  and
Bridgestone/Firestone are jointly and severally responsible for the balance; provided, however, that (i) in no case shall the Underwriters be responsible
--------  -------
for any amount in excess of the underwriting discount applicable to the Offered Certificates purchased by the Underwriters hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriters within the meaning of the Act shall have the same rights to contribution as the Underwriters, and each person who controls each of the Transferor and Bridgestone/Firestone within the meaning of the Act, each officer of each of the Transferor and Bridgestone/Firestone who shall have signed the Registration Statement and each director of each of the Transferor and Bridgestone/Firestone shall have the same rights to contribution as each of the Transferor and Bridgestone/Firestone, as the case may be, subject in each case to clauses (i) and (ii) of this paragraph
(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against any other party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

     Section 9.  Termination.  This Agreement shall be subject to termination
                 -----------
in the absolute discretion of the Underwriters, by notice given to the Transferor and Bridgestone/Firestone prior to delivery of and payment for the Offered Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States of America is such as to make it, in the reasonable judgment of the Underwriters, impractical or inadvisable to market the Offered Certificates.

     Section 10.  Default by One or More of the Underwriters.  If one or more

                  ------------------------------------------
of the Underwriters shall fail at the applicable Closing Time to purchase the Offered Certificates which it or they are obligated to purchase hereunder (the "Defaulted Certificates"), then such of you as are named herein shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth. If, however, you have not completed such arrangements within such 24-hour period, then:

     (a) if the aggregate principal amount of Defaulted Certificates does not exceed 10% of the aggregate principal amount of the Offered Certificates to be purchased hereunder, the non-defaulting Underwriters named hereunder shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

     (b) if the aggregate principal amount of Defaulted Certificates exceeds 10% of the aggregate principal amount of the Offered Certificates to be purchased hereunder, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

     No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability with respect to any default of such Underwriters under this Agreement.

     In the event of a default by any Underwriters as set forth in this Section, either you or the Transferor shall have the right to postpone the applicable Closing Time for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

     Section 11.  Representations and Indemnities To Survive.  The respective
                  ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Transferor and Bridgestone/Firestone or the officers of any of them and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Trust, the Transferor and Bridgestone/Firestone or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Series 1996-1 Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     Section 12.  Notices.  All communications hereunder shall be in writing
                  -------
and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to it at: c/o Citibank, N.A., 399 Park Avenue, New York, New York 10043, Attention: __________; if sent to the Transferor, will be mailed, delivered or telegraphed and confirmed to it at: c/o JH Management Corporation, One International Place Suite 520, Boston, Massachusetts 02110; if sent to Bridgestone/Firestone, will be mailed, delivered or telegraphed and confirmed to it at:

Bridgestone/Firestone, Inc., 50 Century Boulevard, Nashville, Tennessee 37214, Attention: Saul Soloman.

     Section 13.  Applicable Law.  This Agreement will be governed by and
                  --------------
construed  in accordance  with the  laws  of the  State  of New  York.   This
Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

     Section 14.  Successors.  This Agreement will inure to the benefit of
                  ----------
and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

     Section 15.  Execution in Counterpart.  This Agreement may be executed
                  ------------------------
in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 16.  No Bankruptcy Action Against the Transferor.  The
                  -------------------------------------------
Transferor hereby agrees not to take any voluntary action to seek bankruptcy protection unless there are no Series 1996-1 Certificates outstanding. Bridgestone/Firestone and each Underwriter hereby agree not to take any action to commence or participate in any involuntary bankruptcy action against the Transferor unless there are no Series 1996-1 Certificates outstanding.

     Section 17.  Miscellaneous.  Neither this Agreement nor any term hereof
                  -------------
may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     If you are in agreement with the foregoing, please sign and return a counterpart hereof to the Transferor and Bridgestone/Firestone, whereupon this letter along with all counterparts shall become a binding agreement among the Transferor, Bridgestone/Firestone and the Underwriters in accordance with its terms.

                         Very truly yours,

                         FIRESTONE RETAIL CREDIT CORPORATION

                           by
                              ____________________________________________
                              Name:
                              Title:


                         BRIDGESTONE/FIRESTONE, INC.


                           by
                              ___________________________________________
                              Name:
                              Title:


ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

CITICORP SECURITIES, INC.

  by
     _________________________
     Name:
     Title:

CHASE SECURITIES INC.

  by
     _________________________
     Name:
     Title:


                                  SCHEDULE A
                                  ----------











































                                                                               Purchase Price as a               Percentage of the
                                                      Aggregate Principal       Aggregate Original
                                                         Amount Class A      Principal Amount of the
                                                    Certificates to be               Class A
Underwriter                                              Purchased                 Certificates
-----------                                         ----------------------   -----------------------

Citicorp Securities, Inc. . . . . . . . . . . . . .        $__________                 _____%

Chase Securities Inc..  . . . . . . . . . . . . . .        $__________                 _____%
          Total . . . . . . . . . . . . . . . . . .        $200,000,000



                                                                                 Purchase Price as a
                                                                                  Percentage of the
                                                      Aggregate Principal         Aggregate Original
                                                        Amount Class B         Principal Amount of the
                                                      Certificates to be               Class B
Underwriter                                                Purchased                 Certificates
-----------                                           --------------------     ------------------------

Citicorp Securities, Inc. . . . . . . . . . . . . .         $_________                 _________%

Chase Securities Inc..  . . . . . . . . . . . . . .         $_________                 _________%
          Total . . . . . . . . . . . . . . . . . .         $28,205,129
